UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2010

Grant Hartford Corporation

(Exact name of registrant as specified in its charter)

Montana	333-155507	20-8690366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Connery Way Missoula, MT	59808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 549-4148

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5   -Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2010, Grant Hartford Corporation (the "Company") entered into a Common Stock Rescission and Exchange Agreement ("Stock Rescission Agreement") with each of the following executive officers of the Company: Mr. BJ Ambrose, Vice President of Corporate Finance and Mr. Tim Matthews, Vice President of Marketing (each, an "Executive" and collectively, the "Executives"). The Stock Rescission Agreement represents amendments to previous Employment and Amended Employment Agreements entered into between the Company and the Executives.

Mr. Ambrose's Stock Rescission Agreement represents a rescission of a portion of his Employment Agreement and Bonus Stock issuances dated January 5, 2010, March 6, 2010 and March 31, 2010, whereby Mr. Ambrose will return a total of Two Hundred Thirty-Eight Thousand Eight Hundred (238,800) shares of the Company's common stock to the Company's treasury in exchange for the issuance of Common Stock Warrants for the purchase of up to Four Hundred Seventy-Seven Thousand Six Hundred (477,600) shares of the Company's no par value common stock at an exercise price of One Dollar ($1.00) per share ("Warrants"). The Warrants shall be exercisable for a period of five years from the date of the Agreement and shall contain a cashless exercise provision.

Mr. Matthews' Stock Rescission Agreement represents a rescission of a portion of his Employment Agreement, Amended Employment Agreements and Bonus Stock issuances dated January 5, 2010, January 25, 2010, March 6, 2010 and March 31, 2010, whereby Mr. Matthews will return a total of One Hundred Eighteen Thousand Three Hundred (118,300) shares of the Company's common stock to the Company's treasury in exchange for the issuance of Common Stock Warrants for the purchase of up to Two Hundred Thirty-Six Thousand Six Hundred (236,600) shares of the Company's no par value common stock at an exercise price of One Dollar ($1.00) per share ("Warrants"). The Warrants shall be exercisable for a period of five years from the date of this Agreement and shall contain a cashless exercise provision.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Stock Rescission Agreements, copies of which are included as exhibits to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)	N/A
(b)	N/A
(c)	N/A
(d)	Exhibits
10.1	Common Stock Rescission and Exchange Agreement between Grant Hartford Corporation and BJ Ambrose, dated December 31, 2010
10.1	Common Stock Rescission and Exchange Agreement between Grant Hartford Corporation and Tim Matthews, dated December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT HARTFORD CORPORATION

Dated: January 4, 2011	By:	/s/Eric Sauve
	Name:	Eric Sauve
	Title:	Chief Executive Officer/Chief Financial Officer/Director

Exhibit No.	Description
10.1	Common Stock Rescission and Exchange Agreement between Grant Hartford Corporation and BJ Ambrose, dated December 31, 2010
10.2	Common Stock Rescission and Exchange Agreement between Grant Hartford Corporation and Tim Matthews, dated December 31, 2010

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